June 30, 2001

Dear Valued Contract Owner,

Inside this book you will find the semi-annual reports for the 30 investment subaccounts supporting your Kansas City Life Century II variable contract. These reports detail the complete holdings of each subaccount as of June 30, 2001 and provide a glimpse of the portfolio managers' thoughts about the current state of the financial markets and their expectations for the future.

The Federal Reserve has lowered interest rates several times since the beginning of 2001. In fact, the current string of Fed rate cuts exceeds levels not seen since 1991. The long-range goals of these interest rate reductions include freeing up the money supply for businesses and consumers, thus stimulating economic growth. However, there is no guarantee that this will have a positive effect on the stock market. We urge you to be realistic in your expectations and candid when doing your planning with your financial advisor.

Please call your registered representative or Kansas City Life at 1-800-616-3670, extension 8050, if you have questions about this Semi-Annual Report of Funds or your Century II variable contract. We are pleased to remind you that you may access information about your Century II variable contract(s) on our website: www.kclife.com.

We appreciate your business and thank you for the trust you have placed in us. Kansas City Life remains committed to helping customers build a financially sound future for themselves and their families.

                       Sincerely,


                       R. Philip Bixby, President and CEO


Century II Variable Products are distributed through Sunset Financial Services, Inc., 3520 Broadway, Kansas City, MO 64111, (816) 753-7000 (OSJ), Member NASD/SIPC